Exhibit 99.1

(Nasdaq: AACE) October 23, 2003

Forward-looking Statements This presentation contains certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are generally identified by the use of words such as "expect," "anticipate," "estimate," "believe," "intend," "plan," "target," "goal," "should," "would," and terms with similar meanings. Although ACE believes that the current views and expectations reflected in these forward-looking statements are reasonable, those views and expectations, and the related statements, are based on the assumptions of ACE's management and are inherently subject to risks, uncertainties, and other factors, many of which are not under ACE's control and may not even be predictable. Any inaccuracy in the assumptions, as well as those risks, uncertainties, and other factors, could cause the actual results to differ materially from those projected in the forward-looking statements. Those risks, uncertainties, and factors include, but are not limited to, matters described in ACE's reports filed with the Securities and Exchange Commission, such as: Competition within the check-cashing industry as well as from banks, saving and loans, short-term consumer lenders, and other similar financial services entities and from other retail businesses that offer products and services offered by ACE; Maintenance of relationships with providers of financing for ACE and with key providers of products and services either offered by ACE to its customers or used by ACE in its business; Changes in laws, regulations or accounting standards and decisions or actions taken by courts, regulators and governmental authorities; Availability of financing, suitable locations, acquisition opportunities and experienced management to implement ACE's growth strategy; Increases in interest rates, which would increase ACE's borrowing costs; Lawsuits and regulatory proceedings and their respective results, including statements. ACE does not assume, but expressly disclaims, any obligation to update or revise any of these forward-looking statements, whether because of future events, new information, a change in ACE's views or expectations, or otherwise. ACE makes no prediction or statement about the performance of ACE's Common Stock.

I. Company Overview II. Demographic Trends Overview of Key Products Strategic Growth Plan Financial Review Investment Highlights

I. Company Overview

Overview of ACE Cash Express ACE is a retail financial services and transaction processing company serving primarily individuals who do not have a meaningful relationship with a traditional bank Primary services include: • cashing checks; • offering short-term small consumer loans; • selling money orders; • providing money transfer services; and • providing electronic bill payment services. Largest domestic owner, operator and franchiser of check cashing stores with approximately 35 million customer visits annually

Overview of ACE Cash Express As of September 30, 2003, ACE had a network of 1,1748 stores, consisting of 968 company-owned stores and 206 franchised stores in 36 states and the District of Columbia MD:39 NE ND MT UT KY: 3 NY RI IL IA NJ CT DC: 16 TX 328/55 AZ 75/5 CO 53/6 NV 14 WA 13 NM 11 AR 8/1 OR 8/4 KS 4/5 AL 1 DE: 2 MN 2 ID 2 SD 1 WY 1 CA 85/10 LA 27/ 12 FL 68/ 16 OK 21/11 GA 46/6 SC 10/13 NC: 16/6 VA 29/1 IN 26/ 2 OH 25/18 MI 1 TN: 18/7 ME 1 1 WI 1 MS 2 WV PA 16 VT NH MA MO 11/4 HI: 1 Both Company-Owned

1,187 1,163 1,072 918 772 690 611 452 0 200 400 600 800 1,000 1,200 1995 1996 1997 1998 1999 2000 2001 2002 2003 Company-Owned Franchised Store Growth Number of Stores CAGR = 12.6% 1,168 Fiscal Years Ended June 30

Experienced Management Team Bill McCalmont Exec VP & CFO Otto Bielss DVP West Mike McCullough DVP East Marty Mazer DVP Franchise Barry Barron Exec VP Operations Diane McCartney VP Compliance Walt Evans Sr VP & General Counsel Joe Edwards Sr VP & CIO Eric Norrington VP, Comm, Gov't Relations Jake Schroepfer Chief Marketing Officer TJ Carter VP, Human Resources Jay Shipowitz President & COO Don Neustadt CEO More than 12 months at ACE Less than 12 months at ACE

II. Demographic Trends

Most recent U.S. population census at 276 million; expected to grow to 300 million by 2010 Approximately 13% or 13.8 million households are unbanked By 2010, unbanked households expected to grow to 15.1 million households Hispanic population grew 58% in ten years from 22M to 35M 12 million Hispanic immigrants between now and 2010 Hispanics expected to be largest minority group Consumers continue to reject banks and banks continue to raise fees and "hide the ball" from the consumer Consumers continue to focus on the service aspect of our business Consumers expect their financial services provider to excel in technology and speed. They want instant gratification. Consumer Trends

U.S. Population Trend (1) 259 263 276 288 300 230 240 250 260 270 280 290 300 310 '90 '95 '00 '05 '10 millions 22 27 33 39 44 0 10 20 30 40 50 '90 '95 '00 '05 '10 U.S. Hispanic Population Trend (1) millions CAGR 3.5% 13.0 13.8 14.5 15.1 12 12 13 13 14 14 15 15 16 '95 '00 '05 '10 Unbanked Trend (2) millions Sources: US Census Bureau and Strategy Research Corporation Forecast Celent Communications (Dec 2002) Consumer Trends CAGR 0.8% CAGR 0.7%

III. Overview of Key Products

Check Cashing ACE's primary business is cashing checks for a fee primarily cashes payroll checks but also cashes government assistance, tax refund, and insurance checks or drafts Subject to market conditions, the Company's check cashing fees for payroll checks approximate 2.3% of the face amount of the check Unlike many competitors, ACE displays check cashing fees in full view of customers on a "menu board" in each store and provides a detailed receipt for each transaction Although ACE has established guidelines for approving check cashing transactions, we have no preset limit on the size of the checks we will cash Fiscal year 2003 check cashing revenue was $125.7 million; up 6.0% over fiscal year 2002; same store sales increased 5.1%

Check Cashing ACE has almost tripled the size of its check cashing business during the last 7 years Legend 1 1996 44.7 1997 54.5 1998 60.4 1999 78.8 2000 89.6 2001 105.5 2002 118.9 2003 125.7 Legend 1 1996 285 1997 291 1998 305 1999 320 2000 339 2001 358 2002 378 2003 383 Check Cashing Fees $ in millions Average Check Size CAGR = 16% CAGR = 4% Fiscal Years Ended June 30

Check Cashing Summary

Loan Services ACE is engaged in the small consumer loan business because there is tremendous demand by many consumers that have limited access to other sources of consumer credit ACE began offering small consumer loans made by Goleta National Bank in March 2000. As of December 31, 2002, ACE stopped offering GNB loans and now offers loans directly to customers or acts as marketer/servicer for Republic Bank, a Kentucky state-chartered bank. As of June 30, 2003, 512 stores offer payday loans per state regulations (18 states) 350 stores offer payday loans as marketer/servicer for Republic Bank (3 states) 106 stores no longer offer a payday loan product (4 states)

Loan Services Markets

Loan States – September 30, 2003



ACE loans
(513 stores)
No loans
(106 stores)
Republic Bank Loans
(352 stores)
WA
OR
CA
ID
NV
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
ME
VT
NH
MA
RI
CT
NJ
DE
MD
DC

ACE

Loan Services Summary (1) Including loans marketed/serviced for Republic Bank (1)

Loan Services Growth Loan Fees & Interest $ in Millions $17.9 $54.8 $74.2 $70.8 2000 2001 2002 2003 $240 $269 $269 $273 2000 2001 2002 2003 Average Loan Amount Fiscal Years Ended June 30

Self-Service Machines (SSMs) ACE currently deploys SSMs in over 200 H&R Block stores during the tax season, 22 Metro PCS locations and 21 company owned stores Reached agreement with Metro PCS to add an additional 15 SSMs by the end of the year Tremendous growth opportunity with compelling economics for Metro PCS-like arrangements

Prepaid Credit Cards High potential market with prepaid credit card use expected to surpass credit card use by 2005 ACE has an existing relationship with NetSpend to distribute their MasterCard and earn fees on: • Initial load • Subsequent loads • ATM usage fees • Transaction usage fees In fiscal 2003, ACE sold over 130,000 prepaid cards and loaded a total face value of over $140 million on these cards Limited current market penetration with significant growth opportunity

Money Orders and MoneyGram MoneyGram is a growing business opportunity for ACE with significant growth potential within the Hispanic community ACE's Money Order business is declining modestly but continues to be a significant revenue generator

Bill Payment Services Customers can pay many of their utility and cellular bills at ACE locations Convenient, efficient and low cost service offering for ACE's customers Highly profitable, low-risk business for ACE 6.8 million bill payment transactions in fiscal 2003

Loyalty Card Captures all relevant customer information on magnetic strip Currently only allows our customers to accumulate points for in-store discounts Potential additional features being considered - Directo Deposit -ATM -Point of Sale Debit -Prepaid MasterCard -Payroll Card Functionality

Competitive Advantage through Technology

IV. Strategic Growth Plan

Be the most convenient and customer-focused retail financial services company serving the under-banked community Resume company-owned store growth Accelerate franchise store growth Opportunistically pursue acquisitions Introduce new products Increase same store sales of existing products Continue internal focus on Operations Excellence Model Our Goals & Strategies

Store Growth Forecast 1,187 1,163 1,072 918 772 690 611 452 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 Franchise 1,168 Company Goal 1,668 Number of Stores Fiscal Years Ended June 30

Markets for ACE Stores As of June 30, 2003 855 968 ACE strives to be the dominant player in each of its markets. 200 1,879 Franchise Store Markets (1) (1) Excludes Illinois, NY, NJ 225 51 Number of Markets with Population in excess of 50,000 Company-Owned Store Markets Company-Owned Actual Store Count Potential Store Growth Actual Store Count Potential Store Growth

Single Store Economics Year 0 Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Year 7 Year 8 Year 9 Year 10 Positive Contribution to Profit (CTP) in month 12 Breakeven cash flow in month 37 Cumulative CTP Note: Based upon historical experience of ACE company-owned stores.

Operations Excellence Model Measurable, clearly defined, well-understood operational goals for each store, district, region and division. Individual compensation directly tied to achievement of goals.

Enhance Loyalty Card Program by adding new features: Direct Deposit ATM Point of Sale Debit Prepaid VISA/MasterCard Payroll Card Functionality ACE Cash Advance loan only stores Self-Service Machines Future Product Opportunities

V. Financial Review

Historical Annual Revenue 6-yr CAGR = 18% $87 $100 $122 $141 $197 $229 $234 $0 $50 $100 $150 $200 $250 1997 1998 1999 2000 2001 2002 2003 Same store sales excluding loan fees and interest increased 4.9% in fiscal 2003 from fiscal 2002 Fiscal Years Ended June 30 $ in Millions

30.2 1 4.6 5.8 1.7 3 53.7 Loan Fees and Interest Franchise Revenues Other Fees Bill Payment Services Money Transfer Services Money Order Fees 1998 2003 Revenue Composition 68.8% 3% 6.3% 53.7% Check Cashing and Tax Check Fees 53.7% 58% 4.6% 68.8% 6.3% 53.7% 30.2% 3% 4.6% 5.8% Fiscal Years Ended June 30 1.0% 1.7% 68.8% 10.1% 1.7% 6.1% 4.1% 6.3% 2.9%

6-yr CAGR = 18% $ in Millions $4.8 $6.4 $8.3 $8.9 $0.6 $10.1 $12.8 $0 $2 $4 $6 $8 $10 $12 $14 1997 1998 1999 2000 2001 2002 2003 (1) Fiscal Years Ended June 30 Net Income increased 26.7% from 2002 to 2003 (1) Before cumulative effect of accounting change of ($0.6) million Historical Annual Net Income

$0.48 $0.63 $0.80 $0.86 $0.06 $1.00 $1.25 $0.00 $0.50 $1.00 $1.50 1997 1998 1999 2000 2001 2002 2003 (1) Fiscal Years Ended June 30 25% increase in EPS from 2002 to 2003 (1) Before cumulative effect of accounting change of ($0.06) 6-yr CAGR = 17% Historical Annual Diluted Earnings Per Share

Historical First Quarter Net Income $ in Millions Quarters Ended September 30 Record First Quarter Net Income in 2004 (1) Before cumulative effect of accounting change of ($0.6) million $0.4 $0.6 $0.8 $1.0 $1.4 $2.0 $2.4 $3.0 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 1997 1998 1999 2000 2001 2002 2003 2004 (1)

$0.04 $0.06 $0.08 $0.10 $0.14 $0.20 $0.24 $0.28 $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 1997 1998 1999 2000 2001 2002 2003 2004 Quarters Ended September 30 Record First Quarter Diluted Earnings per Share in 2004 (1) Before cumulative effect of accounting change of ($0.06) (1) Historical First Quarter Diluted Earnings Per Share

ACE refinanced its debt in March 2003 $165M Revolver $40M Term Loan Paid down $18M of debt in FY03 Regained flexibility to pursue growth through development and acquisitions Opportunity to reduce cost of borrowing in future years Summary Balance Sheet June 30, 2003 ($ in millions)

VI. Investment Highlights

Investment Highlights • Dominant market position in a fragmented industry • Experienced management team Stabilizing legal and regulatory environment Strong historical financial performance • New product offerings • Excellent new store growth opportunities Company-owned stores Franchised stores Acquisitions